UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    December 15, 2004

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

145 Brandywine Parkway West Chester, Pennsylvania		19380
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On December 15, 2004, the Registrant and Abbott Laboratories entered into a First Amendment (the “First Amendment”) to Toll Manufacturing and Packaging Agreement dated October 31, 2000 (the “Agreement”). The effective date of the First Amendment is October 1, 2004.  The primary purpose of the First Amendment is:

•                  to extend the term of the Agreement until December 31, 2008 (subject to two consecutive two-year extensions unless prior written notice of non-renewal is provided by either party);

•                  to provide for appropriate notice to the Registrant if Abbott elects to no longer self-manufacture the active drug substance in GABITRIL; and

•                  to revise certain pricing terms for product delivered by Abbott.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: January 6, 2005	By:	/s/ John E. Osborn
John E. Osborn
Sr. Vice President, General Counsel & Secretary